UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 7, 2019, Cadence Bancorporation (the “Company”) announced the appointment by the board of directors the Company (the “Board”) of Precious Williams Owodunni as a director of the Company, effective immediately. Ms. Owodunni was also named to the Risk Committee of the Board.

As a non-employee director, Ms. Owodunni will receive compensation in the same manner as the Company’s other non-employee directors. The Company amended its directors’ compensation program to increase the annual retainer provided to its non-employee directors to $125,000, payable quarterly in arrears, and to add a $15,000 annual retainer for the chairpersons of the Audit and Risk Committees of the Board, as will be disclosed in the Company’s Definitive Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, to be filed with the Securities and Exchange Commission within 120 days after December 31, 2018.

In connection with this appointment, Ms. Owodunni will enter into a form indemnification agreement with the Company, similar to those that were entered into by the Company’s other directors, which is filed as Exhibit 10.14 to the Registration Statement on Form S-1 of the Company (Registration No. 333-216809), filed with the Commission on March 17, 2017.

There are no arrangements or understandings between Ms. Owodunni and any other person pursuant to which she was selected to serve as a director of the Company. Neither Ms. Owodunni nor any of her related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

Item 8.01.	Other Events

On March 7, 2019, the Company issued a press release announcing the appointment of Ms. Owodunni to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Cadence Bancorporation Press Release, issued March 7, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadence Bancorporation

Date: March 7, 2019	By:	/s/ Jerry W. Powell
	Name:	Jerry W. Powell
	Title:	Executive Vice President and General Counsel